UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2026

ClearThink 1 Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43139	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

William Brock

Chief Executive Officer

ClearThink 1 Acquisition Corp.

150 E. Palmetto Park Road, Suite 202

Boca Raton, Florida 33432

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 358-3696

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one right to receive one-fifth of one Class A ordinary share	CTAAU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	CTAA	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-fifth (1/5) of one Class A ordinary share	CTAAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On February 13, 2026, the Registration Statement on Form S-1 (File No. 333-292967), as amended (the “Initial Registration Statement”), relating to the initial public offering (the “IPO”) of ClearThink 1 Acquisition Corp., a Cayman Island exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission (the “SEC”). On February 23, 2026, the Company filed a subsequent registration statement on Form S-1 (File No. 333-293666) pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and also in connection with the Company’s IPO (together with the Initial Registration Statement, the “Registration Statements”), which subsequent registration statement became automatically effective upon its filing.

On February 25, 2026, the Company consummated the IPO of 12,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (each an “Ordinary Share”), and one right to receive one-fifth of an Ordinary Share (a “Public Right”), with each five rights entitling the holder thereof to receive one Ordinary Share upon the consummation of an initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $125,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statements:

●	An Underwriting Agreement, dated February 23, 2026, by and between the Company and D. Boral Capital LLC (“DBC”), acting as representative of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriters by the Company and is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	A Rights Agreement, dated February 25, 2026, by and between the Company and VStock Transfer, LLC, as rights agent, a copy of which includes the form of rights certificate, is attached as Exhibit 4.1 hereto and incorporated herein by reference;

●	An Insider Letter Agreement, dated February 25, 2026, by and between the Company and ClearThink 1 Sponsor LLC (the “Sponsor”), each of its officers and directors, and DBC, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference (the “Insider Letter Agreement”);

●	A Registration Rights Agreement, dated February 25, 2026, by and among the Company, the Sponsor and certain other security holders named therein, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated February 25, 2026, by and between the Company and Equiniti Trust Company, LLC, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

●	An Administrative Services Agreement, dated February 25, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

●	An Indemnity Agreement, dated February 25, 2026, by and between the Company and William Brock, the Chief Executive Officer and a director of the Company, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

●	An Indemnity Agreement, dated February 25, 2026, by and between the Company and Darwin Hunt, a director of the Company, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

●	An Indemnity Agreement, dated February 25, 2026, by and between the Company and Yosef Milgrom, a director of the Company, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;

●	An Indemnity Agreement, dated February 25, 2026, by and between the Company and Julien Machot, a director of the Company, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference;

●	An Indemnity Agreement, dated February 25, 2026, by and between the Company and Thomas Zipser, the Chief Financial Officer and a director of the Company, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference; and

Simultaneously with the closing of the IPO, the Company completed the private sale and issuance of an aggregate of 315,000 units (the “Private Units”) to the Sponsor, at a price of $10.00 per Private Unit, generating gross proceeds to the Company of $3,150,000. Each Private Unit consists of one Ordinary Share and one right to receive one-fifth of an Ordinary Share, with each five rights entitling the holder thereof to receive one Ordinary Share upon the consummation of an initial business combination. The Sponsor signed a Private Units Purchase Agreement with the Company, the material terms of which are set forth in the Registration Statements and incorporated by reference herein. Such securities were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

The material terms of each of the foregoing agreements are described in the prospectus that forms a part of the Registration Statement, and the descriptions of such terms are incorporated herein by reference. Each of the foregoing agreements, are attached hereto as exhibits to this Current Report on Form 8-K, as enumerated below in the table set forth in response to Item 9.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information with respect to the Private Units set forth in Item 1.01 above is hereby incorporated by reference into this Item 3.02.

Item 3.03 Material Modifications to Rights of Security Holders.

The information with respect to the filing of the Amended and Restated Articles (as defined in Item 5.03) is hereby incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on February 25, 2026, each of William Brock, the Chief Executive Officer and a director of the Company, Darwin Hunt, a director of the Company, Yosef Milgrom, a director of the Company, Julien Machot, a director of the Company, and Thomas Zipser, the Chief Financial Officer and a director of the Company, entered into an indemnity agreement with the Company. On February 25, 2026, all directors and officers of the Company along with the Sponsor, entered into the Insider Letter Agreement.

Other than the foregoing, or as otherwise described in the Registration Statements which are incorporated by reference herein, none of the directors or officers of the Company is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 24, 2026, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Articles”). The terms of the Amended and Restated Articles are set forth in the Registration Statements and are incorporated herein by reference. A copy of the Amended and Restated Articles is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events

A total of $125,000,000, consisting of the entirety of the proceeds received by the Company after deduction for commissions from the IPO, plus additional funds from the sale of the Private Units, were placed in a U.S.-based trust account at Citibank Bank N.A. maintained by Equiniti Trust Company, LLC, acting as trustee (the “Trust Account”). Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and less up to $100,000 of interest income to pay liquidation and dissolution expenses, the funds in the trust account will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly submitted in connection with the implementation by the directors of, following a shareholder vote, an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to provide for the redemption of our public shares in connection with an initial business combination or to redeem 100% of the Company’s public shares if the Company has not consummated its initial business combination within 21 months from the closing of the offering or (B) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity, and (iii) the redemption of public shares absent an initial business combination within 21 months from the closing of the offering.

On February 23, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On February 25, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

On February 26, 2026, DBC partially exercised its over-allotment option for 15,000 Units, generating gross proceeds to the Company of $150,000. Such proceeds, consisting of the entirety of the proceeds received by the Company after deduction for commissions from the IPO, plus additional funds from the sale of the Private Units, were deposited in the Trust Account.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated February 23, 2026, by and between ClearThink 1 Acquisition Corp. and D. Boral Capital LLC
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Rights Agreement dated February 25, 2026 between VStock Transfer and ClearThink 1 Acquisition Corp.
10.1	Insider Letter Agreement dated February 25, 2026 among ClearThink 1 Acquisition Corp., its directors and officers, and ClearThink 1 Sponsor LLC
10.2	Registration Rights Agreement dated February 25, 2026 among ClearThink 1 Acquisition Corp. and the signatories thereto
10.3	Investment Management Trust Agreement dated February 25, 2026, between Equiniti Trust Company, LLC and ClearThink 1 Acquisition Corp.
10.4	Administrative Services Agreement dated February 25, 2026, between ClearThink 1 Acquisition Corp. and ClearThink 1 Sponsor LLC
10.5	Indemnity Agreement dated February 25, 2026, with William Brock
10.6	Indemnity Agreement dated February 25, 2026 with Darwin Hunt
10.7	Indemnity Agreement dated February 25, 2026 with Yosef Milgrom
10.8	Indemnity Agreement dated February 25, 2026 with Julien Machot
10.9	Indemnity Agreement dated February 25, 2026 with Thomas Zipser
99.1	Press Release dated February 23, 2026
99.2	Press Release dated February 25, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEARTHINK 1 ACQUISITION CORP.

By:	/s/ William Brock
Name:	William Brock
Title:	Chief Executive Officer

Date: February 27, 2026